                     OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND(R)
                          Supplement dated August 18, 2004 to the
                             Prospectus dated October 23, 2003

The prospectus is amended as follows:

     1. The section  titled  "Portfolio  Managers" on pages 24 and 25 is deleted and replaced with the following:

     Portfolio Managers.  Angelo Manioudakis and other investment  professionals selected from the Manager's  high-grade team in its fixed-income  department are primarily  responsible for the day-to-day  management of the Fund's fixed-income portfolio.  Rudi  Schadt and other  members  of the  Manager's  risk  management department  shall be  primarily  responsible  for the  allocation  of the Fund's assets between shares of Oppenheimer Main Street Fund and debt  securities.  Mr.
Manioudakis  is a Vice  President  of the Fund and Senior Vice  President of the
Manager.  Prior to joining  the  Manager in April 2002,  Mr.  Manioudakis  was a
portfolio Manager at Morgan Stanley  Investment  Management (since August 1993).
Mr. Schadt is a Vice  President,  Director of Research,  Product Design and Risk
Management of the Manager.  Prior to joining the Manager in February  2002,  Mr.
Schadt was a Director and Senior  Quantitative  Analyst at UBS Asset  Management
from  2000 to  2001.  Prior  to that he was an  Associate  Director  and  Senior
Researcher (from 1997) at State Street Global Investors.

August 18, 2004                                                    PS0676.002